UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Financial Information Related to Allergan Acquisition

AbbVie Inc. (“AbbVie”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Allergan plc (“Allergan”) and AbbVie’s proposed acquisition of Allergan (the “Acquisition”). As previously disclosed in its Current Report on Form 8-K filed on June 25, 2019, AbbVie and Venice Subsidiary LLC (“Acquirer Sub”), a direct wholly-owned subsidiary of AbbVie, entered into a Transaction Agreement (the “Transaction Agreement”) with Allergan. The Transaction Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Acquirer Sub will acquire all of the outstanding ordinary shares of Allergan. As a result, Allergan will become a wholly-owned subsidiary of AbbVie.

Included in this Current Report on Form 8-K are (a) Allergan’s audited consolidated financial statements and related notes as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 and the related report of PricewaterhouseCoopers LLP, Allergan’s independent registered public accounting firm, which are included as Exhibit 99.1, (b) Allergan’s unaudited consolidated financial statements and related notes for the three and six months ended June 30, 2019 and June 30, 2018, which are included as Exhibit 99.2, and (c) AbbVie’s unaudited pro forma condensed combined financial information giving effect to the Acquisition (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2018 and for the six months ended June 30, 2019 and the related notes, which are included as Exhibit 99.3.

Also included in this Current Report on Form 8-K is the consent of PricewaterhouseCoopers LLP consenting to the incorporation by reference in certain of AbbVie’s Registration Statements of its report included in Exhibit 99.1, which is included as Exhibit 23.1.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that AbbVie will experience after the Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of Allergan.

Allergan’s audited consolidated financial statements and related notes as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 and the related report of PricewaterhouseCoopers LLP, Allergan’s independent registered public accounting firm, are filed herewith as Exhibit 99.1 and included herein.

(b) Quarterly financial statements and certain supplemental information of Allergan.

Allergan’s unaudited consolidated financial statements and related notes for the three and six months ended June 30, 2019 and June 30, 2018, are filed herewith as Exhibit 99.2 and included herein.

(c) Pro forma financial information of AbbVie.

AbbVie’s unaudited pro forma condensed combined financial information, giving effect to the Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2018 and for the six months ended June 30, 2019 and the related notes, is filed herewith as Exhibit 99.3 and included herein.

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(d) Exhibits

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Allergan.

99.1	Allergan’s audited consolidated financial statements and related notes as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 and the related report of PricewaterhouseCoopers LLP, Allergan’s independent registered public accounting firm.

99.2	Allergan’s unaudited consolidated financial statements and related notes for the three and six months ended June 30, 2019 and June 30, 2018.

99.3	AbbVie’s unaudited pro forma condensed combined financial information, giving effect to the Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2019, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2018 and for the six months ended June 30, 2019 and the related notes.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act of 1933, as amended.

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FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including forward-looking statements with respect to the Acquisition and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, the combined company’s capital structure post-Acquisition and the nature of any debt issued to fund the Acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause AbbVie’s plans with respect to Allergan or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie can be found in AbbVie’s filings with the SEC, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statements in this communication are based upon information available to AbbVie and/or its board of directors as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither AbbVie or any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: September 16, 2019	By:	/s/ Robert A. Michael
Robert A. Michael
Executive Vice President, Chief Financial Officer

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